Exhibit 99.1

Investor Relations Contact:	Media and Analyst Contact:
Brian Norris	Mike O’Malley
Acme Packet	Acme Packet
+1.781.328.4790	+1.781.869.2975
bnorris@acmepacket.com	momalley@acmepacket.com
Acme Packet Reports Results for Third Quarter of 2011
– Company Reaffirms 2011 Revenue and Earnings Estimates —
Bedford, Massachusetts — October 20, 2011 — Acme Packet, Inc. (NASDAQ: APKT), the leader in session delivery network solutions, today announced results for the third quarter ended September 30, 2011 and reaffirmed its business outlook for 2011.
Results for the Third Quarter of 2011
Total revenue in the third quarter of 2011 was $70.6 million, compared to $56.6 million in the third quarter of 2010 and $79.7 million in the second quarter of 2011. Net income in the third quarter of 2011 was $7.9 million, or $0.11 per share, compared to $10.5 million, or $0.15 per share, in the third quarter of 2010 and $14.0 million, or $0.20 per share, in the second quarter of 2011. Net income on a non-GAAP1 basis in the third quarter of 2011 was $14.6 million, or $0.21 per share, compared to $13.7 million, or $0.20 per share, in the third quarter of 2010, and $20.4 million, or $0.29 per share, in the second quarter of 2011. All earnings per share results are on a fully diluted basis.
“The fundamentals of our business remain strong, and we remain well positioned to take advantage of the profound shift to Internet-based voice, video and unified communications,” said Andy Ory, President and CEO of Acme Packet, Inc. “We are excited about the new products and partnerships that we have launched to drive the next stage of our growth. We remain confident in our ability to execute on our full year business outlook.”
Company Reaffirms Business Outlook for 2011
The Company today reaffirmed its business outlook for 2011. The Company’s outlook is based on the current indications for its business, which may change at any time. A reconciliation of the Company’s expected GAAP to non-GAAP1 business outlook, and a statement as to the use of non-GAAP1 financial measures, is included at the end of this press release. All earnings per share results are on a fully diluted basis.

Business Outlook for Year Ending December 31, 2011
Estimate	Issued October 20, 2011
Total revenue (in millions)	$315-$320
Total revenue growth rate	Approximately 36%-38%
Non-GAAP[1] EPS	$1.14-$1.18
Non-GAAP[1] EPS growth rate	Approximately 43%-48%
GAAP EPS	$0.78-$0.82
GAAP EPS growth rate	Approximately 24%-30%
Diluted share count (in millions)	71.5

Company to Host Live Conference Call and Webcast
The Company’s management team will host a live conference call and webcast at 4:30 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.800.230.1093 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1.612.288.0329 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 219385 or by accessing the webcast replay on the Company’s investor relations website.

[1]	A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.
About Acme Packet
Acme Packet (NASDAQ: APKT), the leader in session delivery network solutions, enables the trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks. Our Net-Net product family fulfills demanding security, service assurance and regulatory requirements in service provider, enterprise and contact center networks. Based in Bedford, Massachusetts, Acme Packet designs and manufactures its products in the USA, selling them through over 200 reseller partners worldwide. More than 1,525 customers in 107 countries have deployed over 14,000 Acme Packet systems, including 90 of the top 100 service providers and 36 of the Fortune 100. For more information visit www.acmepacket.com.
Acme Packet, Inc. Safe Harbor Statement
Statements contained herein that are not historical fact (including those in the section “Company Reaffirms Business Outlook for 2011”) may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; the exercise pattern of employee stock options; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulties developing new products; difficulties in relationships with vendors and partners; higher risks in international operations; difficulties managing rapid growth; difficulties managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.
Condensed Consolidated Statements of Income
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenue:
Product	$53,077	$45,328	$177,507	$129,452
Maintenance, support and service	17,544	11,286	46,814	31,548

Total revenue	70,621	56,614	224,321	161,000

Cost of revenue:
Product	8,778	7,903	30,090	22,886
Maintenance, support and service	3,042	2,556	8,573	6,964

Total cost of revenue	11,820	10,459	38,663	29,850

Gross profit	58,801	46,155	185,658	131,150

Operating expenses:
Sales and marketing	27,201	17,012	75,640	50,062
Research and development	13,249	8,896	37,262	26,235
General and administrative	5,406	3,906	15,771	10,785
Merger and integration-related costs	120	—	300	—

Total operating expenses	45,976	29,814	128,973	87,082

Income from operations	12,825	16,341	56,685	44,068

Other (expense) income, net	(53)	189	(147)	354

Income before provision for income taxes	12,772	16,530	56,538	44,422

Provision for income taxes	4,846	6,065	20,895	15,895

Net income	$7,926	$10,465	$35,643	$28,527

Net income per share:
Basic	$0.12	$0.17	$0.54	$0.46
Diluted	$0.11	$0.15	$0.50	$0.43

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,752,669	62,772,466	66,011,761	61,371,085
Diluted	70,908,590	68,426,272	70,887,241	67,114,486

Margin:
Gross margin	83.3%	81.5%	82.8%	81.5%
Operating margin	18.2%	28.9%	25.3%	27.4%
Net margin	11.2%	18.5%	15.9%	17.7%

Acme Packet, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30,	December 31,
	2011	2010
Assets

Current assets:
Cash and cash equivalents	$156,962	$91,669
Short-term investments	181,660	179,024
Accounts receivable, net	51,246	34,797
Inventory	11,779	6,662
Deferred product costs	1,074	3,572
Deferred tax asset	3,814	3,814
Income taxes receivable	13,404	9,979
Other current assets	6,953	3,231

Total current assets	426,892	332,748
Long-term investments	—	5,030
Property and equipment, net	24,514	17,156
Acquired intangible assets, net	9,095	9,468
Goodwill	3,269	—
Deferred tax asset, net	14,802	14,802
Other assets	425	940

Total assets	$478,997	$380,144

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$7,056	$7,161
Accrued expenses and other current liabilities	13,494	14,629
Deferred revenue	28,838	31,998

Total current liabilities	49,388	53,788

Deferred revenue	3,471	1,546

Deferred rent	1,820	4,265

Stockholders’ equity:
Common stock	74	71
Additional paid-in capital	334,254	266,114
Treasury stock, at cost	(37,522)	(37,522)
Other comprehensive income	21	34
Accumulated retained earnings	127,491	91,848

Total stockholders’ equity	424,318	320,545

Total liabilities and stockholders’ equity	$478,997	$380,144

Condensed Consolidated Statements of Cash Flow
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30
	2011	2010	2011	2010

Cash provided by operating activities	$16,441	$9,715	$36,646	$32,749
Cash provided by (used in) investing activities	10,516	(4,590)	(14,486)	(53,772)
Cash provided by financing activities	9,434	14,894	43,133	41,194

Acme Packet, Inc.
Statement on Use of Non-GAAP Financial Measures and
Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share
(in thousands, except share and per share data)
(unaudited)
     Statement on Use of Non-GAAP Financial Measures:
     To supplement its condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including “non-GAAP net income”, “net income on a non-GAAP basis”, “non-GAAP net income per share”, “non-GAAP EPS”, “net income per share on a non-GAAP basis” and “non-GAAP EPS growth rate”. These non-GAAP financial measures are not presented in accordance with GAAP and are not meant to be a substitute for the most directly comparable GAAP measures of “net income”, “EPS”, “GAAP EPS growth rate” or “net income per share”. Rather, these non-GAAP financial measures should be evaluated in conjunction with its most directly comparable GAAP financial measure and the Company’s financial statements as a whole.
     Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP financial measures because they exclude stock-based compensation expense which is a non-cash charge and related payroll taxes, amortization of acquired intangible assets and merger and integration-related costs associated with the Company’s acquisition activities all of which are non-operational costs and expenses. By excluding stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and integration-related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual, non-operational charges. Management does not consider any of stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and integration-related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations.
     Because management uses them, management believes that the disclosure of these non-GAAP financial measures to investors provides greater transparency and useful information to help the investor better understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Notwithstanding their utility to investors in understanding operational trends, these non-GAAP measures should not be considered measures of the Company’s liquidity. In addition, the Company cautions that its definition of “non-GAAP net income”, “non-GAAP EPS” and “non-GAAP net income per share” may differ from similar measures used by other companies and may differ from period to period. Also, in future periods, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period thereby modifying its definition of “non-GAAP net income”, “non-GAAP EPS” and “non-GAAP net income per share” by excluding these other or additional expenses and gains.

Acme Packet, Inc.
Non-GAAP Condensed Consolidated Statements of Income
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenue:
Product	$53,077	$45,328	$177,507	$129,452
Maintenance, support and service	17,544	11,286	46,814	31,548

Total revenue	70,621	56,614	224,321	161,000

Cost of revenue:
Product	8,066	7,311	27,882	21,172
Maintenance, support and service	2,474	2,268	7,055	6,201

Total cost of revenue	10,540	9,579	34,937	27,373

Gross profit	60,081	47,035	189,384	133,627

Operating expenses:
Sales and marketing	22,316	14,898	62,549	44,448
Research and development	10,309	7,536	29,405	22,459
General and administrative	3,791	3,040	11,873	8,970

Total operating expenses	36,416	25,474	103,827	75,877

Income from operations	23,665	21,561	85,557	57,750

Other (expense) income, net	(53)	189	(147)	354

Income before provision for income taxes	23,612	21,750	85,410	58,104

Provision for income taxes	8,964	8,061	31,393	21,232

Net income	$14,648	$13,689	$54,017	$36,872

Net income per share:
Basic	$0.22	$0.22	$0.82	$0.60
Diluted	$0.21	$0.20	$0.76	$0.55

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,752,669	62,772,466	66,011,761	61,371,085
Diluted	70,908,590	68,426,272	70,887,241	67,114,486

Margin:
Gross margin	85.1%	83.1%	84.4%	83.0%
Operating margin	33.5%	38.1%	38.1%	35.9%
Net margin	20.7%	24.2%	24.1%	22.9%

Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Three and Nine Months Ended September 30, 2011 and September 30, 2010 and the Three Months Ended June 30, 2011:
Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Three Months Ended September 30, 2011
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of	Merger and
		expense and related	acquired intangible	integration-related
	GAAP	payroll taxes	assets	costs	Non-GAAP[1]

Revenue:
Product	$53,077	$—	$—	$—	$53,077
Maintenance, support and service	17,544	—	—	—	17,544

Total revenue	70,621	—	—	—	70,621

Cost of revenue:
Product	8,778	(327)	(385)	—	8,066
Maintenance, support and service	3,042	(568)	—	—	2,474

Total cost of revenue	11,820	(895)	(385)	—	10,540

Gross profit	58,801	895	385	—	60,081

Operating expenses:
Sales and marketing	27,201	(4,784)	(101)	—	22,316
Research and development	13,249	(2,929)	(11)	—	10,309
General and administrative	5,406	(1,615)	—	—	3,791
Merger and integration-related costs	120	—	—	(120)	—

Total operating expenses	45,976	(9,328)	(112)	(120)	36,416

Income from operations	12,825	10,223	497	120	23,665

Other income, net	(53)	—	—	—	(53)

Income before provision for income taxes	12,772	10,223	497	120	23,612

Provision for income taxes	4,846	3,896	179	43	8,964

Net income	$7,926	$6,327	$318	$77	$14,648

Net income per share:
Basic	$0.12	$0.09	$0.01	$0.00	$0.22
Diluted	$0.11	$0.09	$0.01	$0.00	$0.21

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,752,669	66,752,669	66,752,669	66,752,669	66,752,669
Diluted	70,908,590	70,908,590	70,908,590	70,908,590	70,908,591

Margin:
Gross margin	83.3%				85.1%
Operating margin	18.2%				33.5%
Net margin	11.2%				20.7%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Nine Months Ended September 30, 2011
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of	Merger and
		expense and related	acquired intangible	integration-related
	GAAP	payroll taxes	assets	costs	Non-GAAP[1]

Revenue:
Product	$177,507	$—	$—	$—	$177,507
Maintenance, support and service	46,814	—	—	—	46,814

Total revenue	224,321	—	—	—	224,321

Cost of revenue:
Product	30,090	(916)	(1,292)	—	27,882
Maintenance, support and service	8,573	(1,518)	—	—	7,055

Total cost of revenue	38,663	(2,434)	(1,292)	—	34,937

Gross profit	185,658	2,434	1,292	—	189,384

Operating expenses:
Sales and marketing	75,640	(12,804)	(287)	—	62,549
Research and development	37,262	(7,823)	(34)	—	29,405
General and administrative	15,771	(3,898)	—	—	11,873
Merger and integration-related costs	300	—	—	(300)	—

Total operating expenses	128,973	(24,525)	(321)	(300)	103,827

Income from operations	56,685	26,959	1,613	300	85,557

Other (expense), net	(147)	—	—	—	(147)

Income before provision for income taxes	56,538	26,959	1,613	300	85,410

Provision for income taxes	20,895	9,874	581	43	31,393

Net income	$35,643	$17,085	$1,032	$257	$54,017

Net income per share:
Basic	$0.54	$0.26	$0.02	$0.00	$0.82
Diluted	$0.50	$0.24	$0.02	$0.00	$0.76

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,011,761	66,011,761	66,011,761	66,011,761	66,011,761
Diluted	70,887,241	70,887,241	70,887,241	70,887,241	70,887,241

Margin:
Gross margin	82.8%				84.4%
Operating margin	25.3%				38.1%
Net margin	15.9%				24.1%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Three Months Ended September 30, 2010
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and related	acquired intangible
	GAAP	payroll taxes	assets	Non-GAAP[1]

Revenue:
Product	$45,328	$—	$—	$45,328
Maintenance, support and service	11,286	—	—	11,286

Total revenue	56,614	—	—	56,614

Cost of revenue:
Product	7,903	(213)	(379)	7,311
Maintenance, support and service	2,556	(288)	—	2,268

Total cost of revenue	10,459	(501)	(379)	9,579

Gross profit	46,155	501	379	47,035

Operating expenses:
Sales and marketing	17,012	(2,069)	(45)	14,898
Research and development	8,896	(1,349)	(11)	7,536
General and administrative	3,906	(866)	—	3,040

Total operating expenses	29,814	(4,284)	(56)	25,474

Income from operations	16,341	4,785	435	21,561

Other income, net	189	—	—	189

Income before provision for income taxes	16,530	4,785	435	21,750

Provision for income taxes	6,065	1,835	161	8,061

Net income	$10,465	$2,950	$274	$13,689

Net income per share:
Basic	$0.17	$0.04	$0.01	$0.22
Diluted	$0.15	$0.04	$0.01	$0.20

Weighted average number of common shares used in the calculation of net income per share:
Basic	62,772,466	62,772,466	62,772,466	62,772,466
Diluted	68,426,272	68,426,272	68,426,272	68,426,272

Margin:
Gross margin	81.5%			83.1%
Operating margin	28.9%			38.1%
Net margin	18.5%			24.2%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Nine Months Ended September 30, 2010
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and related	acquired intangible
	GAAP	payroll taxes	assets	Non-GAAP[1]

Revenue:
Product	$129,452	$—	$—	$129,452
Maintenance, support and service	31,548	—	—	31,548

Total revenue	161,000	—	—	161,000

Cost of revenue:
Product	22,886	(577)	(1,137)	21,172
Maintenance, support and service	6,964	(763)	—	6,201

Total cost of revenue	29,850	(1,340)	(1,137)	27,373

Gross profit	131,150	1,340	1,137	133,627

Operating expenses:
Sales and marketing	50,062	(5,479)	(135)	44,448
Research and development	26,235	(3,743)	(33)	22,459
General and administrative	10,785	(1,815)	—	8,970

Total operating expenses	87,082	(11,037)	(168)	75,877

Income from operations	44,068	12,377	1,305	57,750

Other income, net	354	—	—	354

Income before provision for income taxes	44,422	12,377	1,305	58,104

Provision for income taxes	15,895	4,870	467	21,232

Net income	$28,527	$7,507	$838	$36,872

Net income per share:
Basic	$0.46	$0.12	$0.01	$0.60
Diluted	$0.43	$0.11	$0.01	$0.55

Weighted average number of common shares used in the calculation of net income per share:
Basic	61,371,085	61,371,085	61,371,085	61,371,085
Diluted	67,114,486	67,114,486	67,114,486	67,114,486

Margin:
Gross margin	81.5%			83.0%
Operating margin	27.4%			35.9%
Net margin	17.7%			22.9%

Acme Packet, Inc.
GAAP to Non-GAAP Reconciliation
Three Months Ended June 30, 2011
(in thousands, except share and per share data)
(unaudited)

		Stock-based
		compensation	Amortization of
		expense and related	acquired intangible
	GAAP	payroll taxes	assets	Non-GAAP[1]

Revenue:
Product	$64,688	$—	$—	$64,688
Maintenance, support and service	15,045	—	—	15,045

Total revenue	79,733	—	—	79,733

Cost of revenue:
Product	11,367	(327)	(536)	10,504
Maintenance, support and service	2,525	(499)	—	2,026

Total cost of revenue	13,892	(826)	(536)	12,530

Gross profit	65,841	826	536	67,203

Operating expenses:
Sales and marketing	24,736	(4,441)	(140)	20,155
Research and development	12,719	(2,652)	(11)	10,056
General and administrative	5,788	(1,303)	—	4,485

Total operating expenses	43,243	(8,396)	(151)	34,696

Income from operations	22,598	9,222	687	32,507

Other (expense), net	(196)	—	—	(196)

Income before provision for income taxes	22,402	9,222	687	32,311

Provision for income taxes	8,394	3,241	246	11,881

Net income	$14,008	$5,981	$441	$20,430

Net income per share:
Basic	$0.21	$0.09	$0.01	$0.31
Diluted	$0.20	$0.08	$0.01	$0.29

Weighted average number of common shares used in the calculation of net income per share:
Basic	66,141,163	66,141,163	66,141,163	66,141,163
Diluted	71,033,614	71,033,614	71,033,614	71,033,614

Margin:
Gross margin	82.6%			84.3%
Operating margin	28.3%			40.8%
Net margin	17.6%			25.6%

     Reconciliation of Expected Non-GAAP Net Income and Non-GAAP Net Income Per Share for the Year Ending December 31, 2011 (unaudited):

	Twelve Months Ending
	December 31, 2011
	(unaudited)
	(in thousands, except per share data)
	Low	High

Revenue	$315,000	$320,000

Reconciliation of non-GAAP net income:
Net income	$55,800	$58,700
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	24,100	24,100
Amortization of acquired intangible assets, net of taxes	1,200	1,200
Merger and integration-related costs	200	200

Non-GAAP net income	$81,300	$84,200

Reconciliation of diluted non-GAAP net income per share:
Net income per share	$0.78	$0.82
Adjustments:
Stock-based compensation expense and related payroll taxes, net of taxes	0.34	0.34
Amortization of acquired intangible assets, net of taxes	0.02	0.02
Merger and integration-related costs	—	—

Non-GAAP net income per share	$1.14	$1.18

Acme Packet, Inc.
Other Operational Data
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2011	2011	2010	2011	2010

Other operational data:
Depreciation and amortization (in thousands)	$2,835	$1,894	$2,065	$7,087	$5,826
Capital expenditures (in thousands)	5,570	2,598	4,479	12,812	10,546
Days sales outstanding	65	60	48	—	—
Total headcount	741	710	529	—	—
Quarterly inventory turnover — annualized	3.27	5.42	5.21	—	—